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                                                                   EXHIBIT 14.2
                         PAYDEN & RYGEL INVESTMENT GROUP

                  SECTION 403(b)(7) CUSTODIAL ACCOUNT AGREEMENT

                                    ARTICLE I

                                   DEFINITIONS

        1.1 Account: The custodial account established and maintained under this Agreement on behalf of the Employee pursuant to Section 403(b)(7) of the Code.

        1.2 Account Holder: The Employee, or, after the death of the Employee, the Beneficiary of the Employee, or executor or administrator of the estate of the Employee entitled to direct investment of assets held in the Account.

        1.3 Agreement: The [Name of Fund] Section 403(b)(7) Custodial Account Agreement as set forth herein.

        1.4 Application: The Application for the [Name of Fund] Section 403(b)(7) Custodial Account executed by the Employee and the Custodian providing for the establishment of the Account in accordance with the terms and conditions of this Agreement.

        1.5 Beneficiary: The person or persons designated in accordance with the provisions of Article 5.6 to receive any undistributed amounts credited to the Account upon the death of the Employee.

        1.6 Code: The Internal Revenue Code of 1986, as amended, and including any regulations or rulings issued thereunder.

        1.7 Company: Payden & Rygel Investment Group in which contributions to the Account shall be invested.

        1.8 Custodian: Investors Fiduciary Trust Company or any successor thereto appointed in accordance with the provisions of Article 8, provided that such successor is either a bank or another person who satisfies the requirements of Section 401(f)(2) of the Code.

        1.9 Disability: A determination that the Employee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

        1.10 Employee: The individual who has executed the Application and who is employed by the Employer on a full or part-time basis or who is a former or retired employee of the Employer.

        1.11   Employer:  The employer that is:

                             (a) described in Section 501(c)(3) of the Code and exempt from tax under Section 501(a) of the Code; or

                             (b) a State, a political subdivision of a State, or an agency or instrumentality thereof, but only with respect to employees who perform or have performed services for an educational organization described in
                      Section 170(b)(1)(A)(ii) of the Code;

and, except with respect to an Account to which no contributions other than rollovers or transfers are made, the Employer that has executed the Application.

        1.12 ERISA: The Employee Retirement Income Security Act of 1974, as amended, including any regulations issued thereunder.



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        1.13   Financial Hardship: A determination that the Employee has an immediate and heavy financial need requiring a distribution from the Account. Any determination of the existence of a qualifying financial hardship on the part of the Employee and the amount required to be distributed to meet the need created by the hardship shall be made in accordance with the rules and regulations under Section 403(b)(7) of the Code.

        1.14 Fund(s): One or more of the regulated investment companies offered by Payden & Rygel Investment Group, a Massachusetts Business Trust, as available investments under this Agreement.

        1.15 Salary Reduction Agreement: The Salary Reduction Agreement described in Article 3.2.

        1.16 Salary Reduction Contribution: The amount contributed by the Employer to the Account in accordance with a Salary Reduction Agreement.

                                   ARTICLE II

                            ESTABLISHMENT OF ACCOUNT

        2.1 Purpose. This Agreement is intended to provide for the establishment and administration of an Account to receive contributions by the Employer on behalf of the Employee in accordance with Section 403(b)(7) of the Code or to receive rollover contributions or transfers from another 403(b) annuity contract or custodial account.

        2.2 Establishment of Account. The Custodian shall establish and maintain the Account for the benefit of the Employee according to the terms and conditions of this Agreement. The name, address and social security number of the Employee and Beneficiary are set forth on the Application, and it shall be the obligation of the Account Holder to notify the Custodian of any changes thereto. The Application and, if applicable, the Salary Reduction Agreement, are incorporated herein by reference. The Account will become effective upon acceptance by or on behalf of the Custodian, as evidenced by written confirmation to the Employee.

                                   ARTICLE III

                                  CONTRIBUTIONS

        3.1 Contributions. The Employer shall make Salary Reduction Contributions to the Account on behalf of the Employee in accordance with the Salary Reduction Agreement between the Employer and the Employee as described in
Article 3.2, subject to the limitations of Articles 3.4, 3.5, and 3.6.

        3.2 Salary Reduction Agreement. The Salary Reduction Agreement shall be a legally binding agreement between the Employer and the Employee whereby the Employee irrevocably agrees to take a reduction in salary or to forego an increase in salary with respect to amounts earned after the agreement's effective date, and whereby the Employer agrees to contribute the amount of salary reduced or foregone by the Employee to the Account. The Salary Reduction Agreement may be terminated at any time by the Employee with respect to amounts not yet earned by the Employee.

        3.3 Limitations in General. The Employee shall compute and determine the maximum amount that may be contributed on behalf of the Employee in accordance with the Employee's exclusion allowance, as defined in Section 403(b)(2) of the Code, and in accordance with the applicable limitations under Section
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415(c) of the Code. Neither the Custodian nor the Company shall have any liability or responsibility with respect to such computations or determinations, or for any tax imposed on any excess contributions that exceed the limitations or exclusion allowance.

        3.4    Contribution Limitations.

                             (a) No amount shall be contributed on behalf of the Employee for any limitation year in excess of the applicable limitations of Section 415(c) of the Code. In the absence of a special election by the Employee under
                      Section 415(c)(4) of the Code, the amount contributed shall not exceed the lesser of:

                                            (i)   $30,000 (or, if greater,
                             one-fourth the defined benefit plan dollar limitation in effect under Section 415(b)(1) of the Code for the limitation year); or

                                            (ii)  25 percent of the Employee's
                             compensation (within the meaning of Section
                             415(c)(3) of the Code) for the limitation year.

                              (b) The term "limitation year" shall mean the calendar year, unless the Employee elects to change the limitation year to another twelve-month period by attaching a statement to his or her federal income tax return in accordance with the regulations under Section 415 of the Code. If the Employee is in control (within the meaning of Code Section 414(b) or (c), as modified by Code
                      Section 415(h)) of the Employer, the limitation year shall be the same as the limitation year of the Employer under
                      Section 415 of the Code.

                             (c) If the Employer or any affiliated employer as described in Section 415(h) of the Code makes contributions on behalf of the Employee to any other custodial account or annuity contract described in Section 403(b) of the Code, then the contributions to such annuity contract shall be combined with the contributions to the Account for purposes of the limitations of subsection (a). If the Employee is covered by a qualified plan sponsored by an entity controlled by the Employee, then contributions to such a plan shall also be included for the purposes of the limitations of subsection (a).

        3.5 Exclusion from Gross Income. For federal tax purposes, the Employee may exclude from gross income for any taxable year the Employer contributions that are made to the Account to the extent such contributions do not exceed the Employee's exclusion allowance under Section 403(b)(2) of the Code for the taxable year.

        3.6    Excess Contributions. Any excess contributions (as defined in
Section 4973(c) of the Code) that are made to the Account shall be subject to the six percent excise tax of Section 4973(a) of the Code. Neither the Custodian nor the Company shall have any duty or responsibility for determining whether any contributions to the Account are excludable from the Employee's gross income, or for assuring that any contributions to the Account do not constitute excess contributions for purposes of Code Section 4973. The disposition of excess contributions will be made in accordance with instructions from the Employer, if the Employee has not separated from service, or otherwise, from the Employee. The


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Employer or Employee providing such instructions is responsible for determining that they are consistent with applicable law.

        3.7    Limitation on Salary Reduction Contributions.

                             (a) Employer contributions that are made to the
                      Account pursuant to a Salary Reduction Agreement shall not exceed the amount of $9,500, or such greater amounts as may be permitted with respect to the Employee for the taxable year under Section 402(g)(5) of the Code, reduced by the aggregate amounts contributed in any calendar year at the election of the Employee to any qualified cash and deferred arrangement described in Section 401(k) of the Code, any simplified employee pension described in Section 408(k)(6) of the Code, and any eligible deferred compensation plan described in Section 457 of the Code.

                             (b) Notwithstanding any provision of this Agreement
                      to the contrary, if the Employee determines that an amount contributed during a taxable year to the Account exceeds the limitation set forth in subsection (a), and no later than March 1 of the following taxable year notifies the Custodian in writing of the excess amount the Employee has determined, then the Custodian shall distribute such excess amount, plus any income or minus any losses allocable thereto, to the Employee no later than the following April 15. The Employee shall have the sole responsibility for timely determining any excess deferrals to the Account and notifying the Custodian in accordance with these procedures.

                             (c) Neither the Custodian nor the Company shall
                      have any duty or responsibility for determining whether any contributions to the Account constitute excess deferrals as described in Section 402(g)(2)(A) of the Code, or for assuring that any excess deferrals are timely distributed in accordance with the procedures of Section 402(g)(2)(A) of the Code.

        3.8    Rollover Contributions and Transfers.

                             (a) The Employee shall be permitted to make a
                      rollover contribution to the Account of an amount received by the Employee that is attributable to participation in another annuity contract or custodial account described in
                      Section 403(b) of the Code, provided such rollover contribution complies with all requirements of Section 403(b)(8) or Section 408(d)(3)(A)(iii) of the Code, whichever is applicable.

                             (b) The Custodian may accept a direct transfer of
                      assets to the Account on behalf of the Employee from another annuity contract or custodial account described in
                      Section 403(b) of the Code to the extent permitted by the Code and the regulations and rulings thereunder. The Employee shall not request or initiate a transfer from a contract or account containing distribution initiate a transfer from a contract or account containing distribution restrictions that are more restrictive than those provided in Article V. The Employee shall not request or

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                      initiate a transfer from a contract or account covered by
                      ERISA, unless the transferee Account is part of an employee benefit plan which provides distribution restrictions which meet the requirements of Section 205 of ERISA and the regulations thereunder with respect to any amount transferred.

                             (c) Neither the Custodian nor the Company shall
                      have any duty or responsibility for determining whether any rollover contribution or transfer of assets by or on behalf of the Employee pursuant to this Article 3.8 is a proper rollover contribution or transfer of assets under the Code, or for the tax treatment to the Employee of any transfer or rollover.

                             (d) To the extent permitted under applicable law,
                      the Account Holder reserves the right to transfer or rollover any or all of the assets of the Account to such other form of annuity contract or custodial account described in Section 403(b) of the Code or to such Individual Retirement Account (IRA) or other plan established pursuant to Section 408 of the Code as the Employee may determine, upon written instructions to the Custodian, in a form acceptable to the Custodian; provided, however that the Custodian shall have no responsibility for the tax treatment to the Account Holder of any such transfer or rollover.

                             (e) The Custodian shall not be liable for losses
                      arising from the acts, omissions, or delays or other inaction of any party transferring assets to the Account or receiving assets transferred from the Account pursuant to this Article.

        3.9 Manner of Making Contributions. All contributions to the Account shall be paid directly to the Custodian. Contributions may be made by check or bank wire. Contributions shall be preceded or accompanied by written instructions directing the investment of the amount contributed on behalf of the Employee in accordance with Article 4.1.

                                   ARTICLE IV

                                   INVESTMENTS

        4.1 Investment of Account. All contributions to the Account and all assets in the Account shall be invested in the Fund(s) in accordance with instructions given to the Custodian by the Account Holder in a manner acceptable to the Custodian. By giving such instructions, the Account Holder will be deemed to have acknowledged receipt of the then current prospectus of any Fund in which the Account Holder instructs the Custodian to invest such contributions or assets. If the Custodian receives any contribution to the Account that is not accompanied by acceptable instructions directing its investment, the Custodian may hold or return all or a part of the contribution uninvested without liability for loss of income or appreciation pending receipt of acceptable instructions.

        4.2 Investment Advice. The Account Holder agrees that neither the Custodian nor the Company undertake to provide any advice with respect to the investment of the Account, and that the responsibility of the Custodian to invest in shares of a particular Fund pursuant to the directions of the Account Holder does not constitute an endorsement by the Custodian of that Fund. Neither the Custodian


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nor the Company shall be liable for any loss that results from the exercise of control over the Account by the Account Holder.

        4.3 Account Earnings. All dividends, capital gains distributions and other earnings received by the Custodian on any shares held in the Account shall be automatically reinvested in additional shares.

        4.4 Investment Exchanges. The Account Holder may direct the Custodian to redeem any or all shares of any Fund that are held in the Account and to reinvest the proceeds in any other Fund available under this Agreement. By giving such directions, the Account Holder will be deemed to have acknowledged receipt of the then current prospectus of any Fund in which the Account Holder instructs the Custodian to reinvest such proceeds. Any such exchange transaction shall conform with the provisions of the current prospectus for the applicable Fund.

        4.5 Record Ownership; Voting of Shares. All shares of the Company acquired by the Custodian pursuant to this Agreement shall be registered in the name of the Custodian or its nominee. The Custodian shall mail or transmit to the Account Holder's address of record all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to the shares held in the Account. The Custodian shall not vote any such shares except in accordance with written instructions received from the Account Holder, provided however, that the Custodian may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholder's meeting.

                                    ARTICLE V

                        DISTRIBUTION OF ASSETS OF ACCOUNT

        5.1 Request for Distribution. The Custodian shall distribute the assets of the Account to the Employee upon receipt by the Custodian of a written request for distribution submitted by the Employee, in a form acceptable to the Custodian, subject to the limitations of Article 5.2.

        5.2 Limitations on Distributions. Except as may otherwise be provided in Article 3.6, the assets of the Account shall not be distributed to the Employee before the Employee attains age 59-1/2 unless the Employee has:

                             (a)    separated from the service of the Employer,
                             (b)    incurred a Disability, or
                             (c)    encountered Financial Hardship.

Any distribution that is made to the Employee for reason of Financial Hardship shall not exceed the amount of Employer contributions made to the Account pursuant to a salary reduction agreement with the Employee, excluding earnings thereon.

        5.3    Method of Distribution. Subject to the limitations of this
Article 5, the Employee may elect to have distribution of the assets of the Account made in one or a combination of the following ways:

                             (a)    lump-sum payment; or

                             (b) monthly, quarterly or annual installment
                      payments over a period certain not to exceed the life expectancy of the Employee or the joint and last


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                      survivor life expectancy of the Employee and his or her
                      Beneficiary in a manner that satisfies the minimum distribution requirements of Article 5.4.

If no election of the method of distribution is made by the Employee within 30 days of receipt by the Custodian of the written request for distribution referred to in Article 5.1, the Custodian shall make such distribution to the Employee in a lump-sum payment of cash.

       5.4     Minimum Distribution Requirements Prior to Death of Employee.

                                    (a)      Commencement of Distributions.
                      Notwithstanding any provision of this Agreement to the contrary, distribution of the Account shall commence no later than the "Required Beginning Date". For any Employee who attained age 70-1/2 prior to January 1, 1988 or after December 31, 1996, the Required Beginning Date is the April 1 following the calendar year in which the Employee attains age 70-1/2 or terminates employment, whichever is the later. For any employee who attained age 70-1/2 in 1988 and had not retired by January 1, 1989, the Required Beginning Date is April 1, 1990. For any other Employee who attained age 70 and 1/2 after December 31, 1987 and before January 1, 1997, the Required Beginning Date is the April 1 following the calendar year in which the Employee attains age 70-1/2 regardless of whether the Employee has then retired.

                                    (b)      Minimum Amounts to be Distributed.
                      The minimum amount distributed to the Employee for each taxable year, beginning no later than the Required Beginning Date under subsection (a) above, must equal or exceed the minimum distribution required under Sections 401(a)(9) and 403(b)(10) of the Code and must meet the incidental death benefit requirement of these Sections.

        5.5 Distribution Upon Death of Employee. In the event the Employee dies prior to the complete distribution of the assets of the Account, all assets remaining in the Account shall be distributed to the Employee's Beneficiary in a lump-sum payment or in monthly, quarterly or annual installment payments over a specified period as selected in writing by the Beneficiary in accordance with the following rules:

                                    (a)      Where Distribution Had Already
                      Commenced. If distribution to the Employee had already commenced and the Employee died after the Employee's Required Beginning Date, the assets of the Account shall be distributed to the Beneficiary at least as rapidly as under the method of distribution in effect prior to the Employee's death.

                                    (b)      Five-Year Rule. If the Employee
                      died before the Employee's Required Beginning Date, the assets of the Account shall be distributed to the Beneficiary by December 31 of the calendar year which contains the fifth anniversary of the death of the Employee.

                                    (c)      Exception for Distributions Over
                      Life Expectancy. Notwithstanding subsection (b) above, the assets of the Account may be distributed to the Beneficiary in installment payments over a period certain not exceeding the


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                      Beneficiary's life expectancy, provided such distribution
                      commences by December 31 of the calendar year immediately following the year of the Employee's death or, if the Beneficiary is the surviving spouse of the Employee, by December 31 of the later of (1) the calendar year immediately following the calendar year in which the Employee died or (2) the calendar year in which the Employee would have attained age 70-1/2.

Notwithstanding any provision of this Agreement to the contrary, to the extent permitted under regulation, ruling procedures or notice of the Internal Revenue Service, the minimum distribution calculated in accordance with Code sections 403(b)(10) and 401(a)(9) may be taken from any 403(b) annuity or account of the Employee. If the Beneficiary dies while receiving payments from the Account, all remaining assets in the Account shall be distributed as soon as practicable to the estate of the Beneficiary.

        5.6 Designation of Beneficiary. The Employee may from time to time designate any person, persons or entity as the Beneficiary who shall receive any undistributed assets held in the Account at the time of the Employee's death. Any Beneficiary designation by the Employee shall be made on a form prescribed by the Custodian, and shall be effective only when filed with the Custodian during the lifetime of the Employee. If the Employee fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by the Employee predeceases the Employee, the assets of the Account shall be distributed upon the death of the Employee in the following order of priority: first to the employee's surviving spouse, if any, and second, to the estate of the Employee. Notwithstanding the foregoing, if this Agreement constitutes part of an "employee benefit plan" under ERISA, then the Beneficiary of a married Employee must be the spouse of the Employee, unless the spouse of the Employee consents in writing to designation of a different Beneficiary and such consent acknowledges the effect of the designation, specifies the nonspouse Beneficiary designated, and is witnessed by a notary public. Furthermore, such a designation of a nonspouse Beneficiary may be changed only if the spouse of the Employee provides a new consent that meets all requirements of the preceding sentence.

        5.7 Distributions Pursuant to Qualified Domestic Relations Orders. In the case of an Account that is part of an "employee pension benefit plan" (as defined in ERISA), nothing in this Agreement shall prohibit distribution to any person in accordance with the terms of a "qualified domestic relations order" as defined in Section 206(d) of ERISA.

        5.8 Direct Rollovers. This Article 5.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of this Agreement to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Custodian and fund transfer agent, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For the purpose of this section, the following definitions apply:

                             (a) Eligible rollover distribution: An eligible rollover is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than

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                      annually) made for the life (or life expectancy) of the
                      distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required to comply with the minimum distribution and incidental death benefit requirements of section 401(a)(9) and 403(b)(10) of the Code; and the portion of any distribution that is not includible in gross income. An eligible rollover distribution also does not include any other amounts that may be excluded under regulations, procedures, notices, or rulings interpreting the term eligible rollover distribution under sections 401(a)(31), 402, or 403(b) of the Code.

                             (b)   Eligible retirement plan: An eligible
                      retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, or another 403(b) annuity, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                             (c)   Distributee: A distributee includes an
                      employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                             (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                             (e) The Custodian and fund transfer agent may prescribe reasonable procedures for the election of direct rollovers under this section, including, but not limited to, requirements that the distributee provide the Custodian with adequate information, including, but not limited to: the name of the eligible retirement plan to which the rollover is to be made; a representation that the recipient plan is an individual retirement plan or a 403(b) annuity, as appropriate; acknowledgement from the recipient plan that it will accept the direct rollover; and any other information necessary to make the direct rollover.

                                   ARTICLE VI

                    RESPONSIBILITIES AND DUTIES OF CUSTODIAN

        6.1 Asset Retention. The Custodian shall hold all contributions to the Account which are received by it subject to the terms and conditions of this Agreement and for the purposes set forth herein. The Custodian shall be responsible only for such assets as shall actually be received by it.

        6.2 Records and Reports. The Custodian shall file such reports with the Internal Revenue Service as may be required to be filed by the Custodian (not including such reports as may be required to be filed by the Employer) under Treasury Regulations. The Custodian, the Employer, Employee and

Beneficiary shall furnish to one another such information relevant to the Account as may be required in connection with such reports. Unless the Employee (or Beneficiary, where applicable) sends the Custodian written objection to a report within 60 days after its receipt, the Employee (or Beneficiary, where applicable) shall be deemed to have approved such report, and in such case the Custodian shall be forever released and discharged from all liability and accountability to anyone with respect to all matters and things included therein. The Custodian may seek a judicial settlement of its accounts. In any such proceeding, the only necessary party thereto in addition to the Custodian shall be the Employee.

        6.3    Limitations on Responsibilities and Duties.

                             (a) The Custodian shall not be responsible in any way for the collection of contributions provided for under this Agreement, the selection of the investments for the Account, the purpose or propriety of any distribution made pursuant to Article 5 hereof, or any other action taken at the direction of the Employee (or Beneficiary or Employer, where applicable). The Custodian shall not be obliged to take any action whatsoever with respect to the Account except upon receipt of directions in a form acceptable to the Custodian from the Employee (or Beneficiary or Employer, where applicable). The Custodian shall be under no obligation to determine the accuracy or propriety of any such directions and shall be fully protected in acting in accordance therewith.

                             (b) The Custodian is an agent appointed by the Company to perform solely the duties assigned to it under the Agreement, it being acknowledged that certain of such duties may be performed by the Custodian in any event pursuant to one or more other contractual arrangements or relationships. The Custodian shall not be deemed to be a fiduciary under ERISA in carrying out its duties.

                             (c) The Employer shall be solely responsible for assuring compliance at all times with the nondiscrimination requirements of Code section 403(b)(12) and the Custodian shall not be responsible in any way for such compliance.

                             (d) It is hereby agreed that, subject to the provisions of applicable law, no person other than the Account Holder may institute or maintain any action or proceeding against the Custodian.

        6.4 Indemnification of Custodian. The Account Holder and the successors of the Account Holder, including any executor or administrator of the Account Holder, shall, to the fullest extent permitted by law, at all times fully indemnify and save harmless the Custodian, its successors and assigns from any and all claims, actions, or liabilities arising from investments or distributions made or actions taken at the direction of the Account Holder, and from any and all other liability whatsoever (including without limitation all reasonable expenses incurred in defending against or settlement of such claims, actions or liabilities) which may arise in connection with this Agreement or the Account, except liability arising from the gross negligence or willful misconduct of the Custodian.

        6.5 Liability of Custodian. The Custodian's liability under this Agreement and matters which it contemplates shall be limited to matters arising from the Custodian's gross negligence or willful misconduct. The Custodian shall be entitled to rely conclusively upon, and shall be fully protected in any action or nonaction taken in reliance upon, any written notices or other communications or instruments believed by the Custodian to be genuine and to have been properly executed. The Custodian shall not under any circumstances be responsible for the timing, purpose, or propriety of any contribution or of any distribution made hereunder, nor shall the Custodian incur any liability or responsibility for any tax imposed on account of any such contribution or distribution. The Custodian shall not be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement unless agreed upon by the Custodian and Account Holder, and unless fully indemnified for so doing to the satisfaction of the Custodian.

                                   ARTICLE VII

                       FEES AND EXPENSES OF THE CUSTODIAN

        7.1 Compensation of Custodian. In consideration for its services hereunder, the Custodian shall be entitled to receive the applicable fees specified in the Application. The Custodian may substitute a revised fee schedule from time to time. The Custodian shall be entitled to such reasonable additional fees as it may from time to time determine for services required of it and not clearly identified on the fee schedule. The Custodian's ability to earn income on amounts held in non-interest bearing accounts has been taken into consideration in establishing the Custodian's fees. The Custodian shall be entitled to retain any such income as a part of its agreed compensation hereunder, and such income shall not be or become a part of the Fund.

        7.2 Charges Upon the Account. Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the Account (including any transfer taxes incurred in connection with the investment and reinvestment of Account assets), expenses, fees and administrative costs incurred by the Custodian in the performance of its duties (including fees for legal services rendered to the Custodian), and the Custodian's compensation as determined under Article 7.1 shall constitute a charge upon the assets of the Account. At the Custodian's option, such fees, taxes or expenses shall be paid from the Account or by the Account Holder. The Custodian may redeem fund shares and use the proceeds of redemption to pay such fees, taxes or expenses.

                                  ARTICLE VIII

                       RESIGNATION OR REMOVAL OF CUSTODIAN

        8.1 Resignation or Removal. The Custodian may resign at any time by written notice to the Company which shall be effective 60 days after delivery thereof. The Company shall appoint a successor Custodian who shall accept such appointment in a writing provided to the Custodian and Account Holder within such 60-day period. The Custodian may be removed by the Company at any time upon 60 days written notice to the Custodian, provided that the Company designates a successor Custodian that accepts such appointment by a writing provided to the Account Holder and the Custodian within such 60-day period. Upon such resignation or removal, the Custodian shall transfer and deliver all assets of the Account and all records relative thereto to the successor Custodian appointed by the Company, provided such successor Custodian has in writing accepted this Agreement as it is or may be then amended.

Notwithstanding the foregoing, the Custodian is authorized to reserve such sum of money as it may deem advisable for payment of all of its fees, compensation, costs and expenses, or for payment of any other liability constituting a charge on or against the assets of the Account or on or against the Custodian, and where necessary may liquidate shares in the Account for such payments. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor Custodian.

        8.2 Liability for Successor's Acts. Upon its resignation or removal, the Custodian shall not be liable for the acts or omissions of any successor Custodian. Upon the transfer of assets of the Account to a successor Custodian, the resigning or removed Custodian shall be relieved of all further liability with respect to this Agreement, the Account and the assets thereof.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

        9.1    Amendment of Agreement.

                             (a) The Account Holder, Employer, and Custodian hereby delegate to the Company the power to amend this Agreement, including any retroactive amendment necessary for the purpose of conforming the Agreement to the requirements of the Code. The Company shall deliver written notice of any such amendment to the Account Holder, Custodian and any Employer who is party to this Agreement.

                             (b) No amendment to this Agreement shall cause or permit:
                                   (i)   any part of the assets of the
                             Account to be used for, or diverted to,
                             purposes other than for the exclusive benefit of the Employee or Beneficiary, except with regard to payment of the expenses of the Custodian and the Company as authorized by the provisions of this Agreement and except to the extent required by law;

                                  (ii)   the Employee to be deprived of any
                             accrued benefits under this Agreement unless such amendment is required for the purpose of conforming the Agreement to the requirements of any law, government regulation or ruling; or

                                  (iii) the imposition of any additional duties or obligations on the Custodian without its consent.

        9.2 Termination of Agreement. This Agreement shall terminate when all assets in the Account have been distributed or otherwise transferred out of the Account. Upon completion of such distribution, the Custodian shall be released from all further liability with respect to all amounts so paid to the extent permitted by applicable law.

                                    ARTICLE X

                                  MISCELLANEOUS

        10.1 Retirement Plan Provisions Shall Control. In the event contributions are being made to the Account pursuant to any retirement plan or program sponsored by the Employer, to the extent any provisions of this Agreement are inconsistent with such retirement plan or program, the provisions of the Employer's retirement plan or program shall control, provided:

                             (a) such provisions are not contrary to the rules and regulations under Section 403(b)(7) of the Code; and

                             (b) such provisions do not impose any additional responsibilities or duties on the Custodian without its prior consent. The Employer shall be responsible for delivering the most recent copy of any such retirement plan or program to the Custodian.

        10.2 ERISA Requirements. If this Agreement is determined to constitute part of an "employee benefit plan" established or maintained by the Employer subject to Title I of ERISA, then the Employer shall be solely responsible for assuring such employee benefit plan complies at all times with the requirements of Title I of ERISA.

        10.3 Exclusive Benefit. The assets of the Account shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Employee or his or her Beneficiary. The assets of the Account shall not be subject to the claims of the creditors of the Employer.

        10.4 Nonforfeitability and Nontransferability. The interest of the Employee in the balance of the Account shall at all times be nonforfeitable and nontransferable. All rights under this Agreement are enforceable solely by the Employee or his or her Beneficiary, or any duly authorized representative of the Employee or Beneficiary.

        10.5 Nonalienation. The assets of the Account shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, except with regard to payment of expenses of the Custodian as authorized by the provisions of the Agreement and except to the extent required by law.

        10.6 Notices. Any notice, accounting, or other communication which the Custodian may give to the Employer or the Account Holder shall be deemed given when mailed to the Employee at the latest address which has been furnished to the Custodian. Any notice or other communication which the Employer or Account Holder may give to the Custodian shall not become effective until actual receipt of said notice by the Custodian.

        10.7 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of Missouri, to the extent not preempted by Federal law. No provision of this Agreement shall be construed to conflict with any provision of an Internal Revenue Service regulation, ruling, release, or other order which affects, or could affect, the terms of this Agreement or its compliance with the requirements of Section 403(b)(7) of the Code.

APPLICATION FOR PAYDEN & RYGEL INVESTMENT GROUP
SECTION 403(B)(7) CUSTODIAL ACCOUNT
=====================================================================================================
INSTRUCTIONS:

Please complete Sections 1 through 4 below and send to Payden & Rygel Investment Group, P.O. Box
419318, Kansas City, MO 64141-6318. This application must be signed by the Employee and the
Employer.

-----------------------------------------------------------------------------------------------------
EMPLOYEE INFORMATION Please print clearly.

-----------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------
Home Address: Street

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code

-----------------------------------------------------------------------------------------------------
Social Security Number                                               Birth Date
(            )
-----------------------------------------------------------------------------------------------------
Telephone Number

-----------------------------------------------------------------------------------------------------
Employer's Name

-----------------------------------------------------------------------------------------------------
Employer's Address: Street

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code
                                                                     (            )
-----------------------------------------------------------------------------------------------------
Contact Name                                                         Telephone Number

-----------------------------------------------------------------------------------------------------
INVESTMENT AMOUNTS

Please indicate the type(s) of 403(b)(7) contributions that will be made, and the amount of each type:

[ ] PAYROLL CONTRIBUTIONS (PER PAY PERIOD):  Employee Salary Reduction $_______________ or ______________%

    IF PLAN ALLOWS EMPLOYER CONTRIBUTIONS:  Employer Contribution      $________________ or _____________%

[ ] TRANSFER OR DIRECT ROLLOVER FROM AN EXISTING PLAN: If you are completing a transfer or direct rollover, please complete the Payden & Rygel 403(b)(7) Asset Transfer or Direct Rollover
    Authorization Form and forward it with this application.

    Amount:  $___________________________________________
    [ ]  All of the assets in my account.

[ ] ROLLOVER CONTRIBUTION:

    Amount:  $___________________________________________
    [ ]  All of the assets in my account.

=====================================================================================================
     PAYDEN & RYGEL INVESTMENT GROUP P.O. Box 419318, Kansas City, MO 64141-6318 o 1-800-5PAYDEN

=====================================================================================================
INVESTMENT OF CONTRIBUTIONS

Please choose at least one Fund for your 403(b)(7) investment. Tell us the percentage of your contribution you wish credited to each Fund. The minimum initial investment is $2,000. Please refer to Section 4.4 of the Custodial Account Agreement for information regarding exchange privileges.
All proceeds from your investment will be reinvested in the same fund. Please note that Payden &
Rygel will pay all administrative fees charged by the custodian.

TELEPHONE EXCHANGE:
[ ]  Yes, Payden & Rygel is authorized to accept my telephone instructions for exchanges.
[ ]  No, Payden & Rygel is NOT authorized to accept my telephone instructions for exchanges.

[ ]  Limited Maturity Fund      $_____________ or ________% [ ]  Total Return Fund       $____________ or ________%

[ ]  International Bond Fund    $_____________ or ________% [ ]  Short Bond Fund         $____________ or ________%

[ ]  Growth & Income Fund       $_____________ or ________% [ ]  Global Balanced Fund    $____________ or ________%

[ ]  U.S. Treasury Fund         $_____________ or ________% [ ]  Market Return Fund      $____________ or ________%

[ ]  International Equity Fund  $_____________ or ________% [ ]  Intermediate            $____________ or ________%
                                                                 Bond Fund

[ ]  Global Short Bond Fund     $_____________ or ________% [ ]  Investment Quality      $____________ or ________%
                                                                 Bond Fund
[ ]  Global Fixed Income Fund   $_____________ or ________%

=====================================================================================================

ACCEPTANCE AND CERTIFICATION

(a) EMPLOYEE ACCEPTANCE: I have received, read and hereby agree to the terms and conditions of the Payden & Rygel Investment Group Section 403(b)(7) Custodial Account Agreement and the current prospectus, and certify, under penalties of perjury, that my Social Security number listed on this application is correct. I recognize that neither Investors Fiduciary Trust Company nor any mutual fund in which my 403(b)(7) account may be invested is a bank and that mutual fund shares are not backed or guaranteed by any bank or insured by the FDIC. I understand I may designate a beneficiary for my plan assets.

--------------------------------------------------------------------------------
        Signature                     Date

(b) EMPLOYER ACCEPTANCE: The Employer named above has received, read and hereby agrees to the terms and conditions of the Payden & Rygel Investment Group 403(b)(7) Custodial Account Agreement and the current prospectus, and certifies that it is an educational institution or tax-exempt organization described in section 403(b)(1)(A) of the Internal Revenue Code.

--------------------------------------------------------------------------------
        Authorized Signature          Title           Date         Employer TIN

(a) CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company hereby accepts its appointment as Custodian under the Payden & Rygel Investment Group Section 403(b)(7) Custodial Account Agreement for the benefit of the Employee named above, and hereby agrees to the terms and conditions of such Agreement.

Accepted by: INVESTORS FIDUCIARY TRUST COMPANY

ASSET TRANSFER OR DIRECT ROLLOVER AUTHORIZATION FORM FOR PAYDEN & RYGEL INVESTMENT GROUP SECTION 403(B)(7) CUSTODIAL ACCOUNT
================================================================================

INSTRUCTIONS:

Please complete and send this form to Payden & Rygel Investment Group, P.O. Box 419318, Kansas City, MO 64141-6318. Upon receipt, Payden & Rygel Investment Group will arrange for the transfer on your behalf, and the assets will be invested in your Payden & Rygel Investment Group Section 403(b)(7) Custodial Account when received by Investors Fiduciary Trust Company. Please note that your Custodian may require a signature guarantee. Failure to secure proper signature could delay your transfer or direct rollover. If you are making a transfer or direct rollover to a new account, please indicate on the application. Please check with your tax advisor about rules relating to 403(b) transfers or direct rollovers.

=====================================================================================================
EMPLOYEE INFORMATION  Please print clearly.

-----------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------
Home Address: Street

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code

-----------------------------------------------------------------------------------------------------
Social Security Number                                               Birth Date

=====================================================================================================
EXISTING ANNUITY/CUSTODIAL ACCOUNT INFORMATION (Where your account is presently held.)

-----------------------------------------------------------------------------------------------------
Name of Insurer or Custodian                                         Contract/Account Number

-----------------------------------------------------------------------------------------------------
Mailing Address: Street

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code

=====================================================================================================
TRANSFER (OR DIRECT ROLLOVER) INSTRUCTIONS
Transfer all or part of my existing account as follows:

[ ] Transfer from a Section 403(b) Annuity Contract or Section 403(b)(7) Custodial Account
[ ] Direct Rollover from a Section 403(b) Annuity Contract or Section 403(b)(7) Custodial Account
                                                                          [  ]  $---------------------
                                                                      or  [  ]   the entire balance
=====================================================================================================
INVESTMENT INSTRUCTIONS (to Payden & Rygel Investment Group)

Indicate fund name as well as asset allocation (investment amount or percentage).

[ ] Limited Maturity Fund             [ ] Total Return Fund                 [ ] International Bond Fund

    $_________________ or ________%       $_________________ or ________%       $_________________ or ________%

[ ] Short Bond Fund                   [ ] Growth & Income Fund              [ ] Global Balanced Fund

    $_________________ or ________%       $_________________ or ________%       $_________________ or ________%

[ ] U.S. Treasury Fund                [ ] Market Return Fund                [ ] International Equity Fund

    $_________________ or ________%       $_________________ or ________%       $_________________ or ________%

[ ] Intermediate Bond Fund            [ ] Global Short Bond Fund

    $_________________ or ________%       $_________________ or ________%

[ ] Investment Quality Bond Fund      [ ] Global Fixed Income Fund

    $_________________ or ________%       $_________________ or ________%

=====================================================================================================
     PAYDEN & RYGEL INVESTMENT GROUP P.O. Box 419318, Kansas City, MO 64141-6318 o 1-800-5PAYDEN

================================================================================
TRANSFER AGREEMENT AND AUTHORIZATION

(a) The above-named individual hereby irrevocably agrees to surrender his or her entire interest in the Section 403(b) annuity contract or Section 403(b)(7) custodial account identified above to the issuing insurer or custodian thereof for purposes of having the proceeds received by the insurer or custodian upon surrender transferred directly to Payden & Rygel Investment Group for immediate deposit in a Payden & Rygel Investment Group Section 403(b)(7) Custodial Account established on behalf of the individual. The above-named individual certifies, under penalties of perjury, that no amounts transferred are subject to distribution restriction under the Employee Retirement Income Security Act of 1974, as amended.(1)

(b) The above-named individual hereby authorizes Payden & Rygel Investment Group to take whatever action is necessary to effect the transfer identified in (a) above, and directs Payden & Rygel Investment Group to deposit the proceeds received in the Payden & Rygel Investment Group
      Section 403(b)(7) Custodial Account established on behalf of the individual.

================================================================================
AUTHORIZATION AND ACCEPTANCE

(a) Individual Acceptance: I hereby agree to the terms and conditions set forth in this Asset Transfer Authorization, and acknowledge having established a Payden & Rygel Investment Group 403(b)(7) Custodial Account through execution of an Application for Payden & Rygel Investment Group
      Section 403(b)(7) Custodial Account.

      SIGNATURE:                                  DATE:


      -----------------------------------         ------------------------------

      SIGNATURE GUARANTEE: Your current trustee or custodian may require your signature to be guaranteed. Contact them for signature requirements. Signature guarantee must be provided by a bank, member of a national securities exchange, savings and loan association, credit union, broker or other acceptable financial institution. A notary public cannot provide a signature guarantee.

      SIGNATURE GUARANTEED:                        PLACE GUARANTEED STAMP HERE

      By: _______________________________
          INSTITUTION

      By: _______________________________
          AUTHORIZED SIGNER'S NAME AND TITLE

(b) CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company hereby agrees to accept the transfer described above and upon receipt will deposit the proceeds in the Payden & Rygel 403(b)(7) Custodial Account established on behalf of the individual.

      ACCEPTED BY:  INVESTORS FIDUCIARY TRUST COMPANY

(1) Note that such restrictions will apply if your Employer is not a governmental unit or church and made contributions, other than voluntary salary reduction contributions, to your 403(b)(7) annuity contract or 403(b)(7) custodial account.

SALARY REDUCTION AGREEMENT FOR
PAYDEN & RYGEL INVESTMENT GROUP SECTION 403(B)(7) CUSTODIAL ACCOUNT
================================================================================

INSTRUCTIONS: This form is provided for use only where no similar form is available from the Employer. Copies of this form should be retained by the Employee and the Employer.

=====================================================================================================
EMPLOYEE INFORMATION  Please print clearly.

-----------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------
Home Address: Street

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code

-----------------------------------------------------------------------------------------------------
Social Security Number                                               Birth Date

-----------------------------------------------------------------------------------------------------
EMPLOYER INFORMATION:

-----------------------------------------------------------------------------------------------------
Employer's Name

-----------------------------------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------------------------------
City                                                                 State     ZIP Code

                                                                     (            )
-----------------------------------------------------------------------------------------------------
Contact Name                                                         Telephone Number

=====================================================================================================

SALARY REDUCTION AGREEMENT:

(i)  The Employee identified above hereby irrevocably agrees to reduce his or her compensation from the Employer by $________________, or by _______%, for each regular period beginning
________________, 19_____, for purposes of having such reduced compensation amounts contributed by the Employer as salary reduction contributions to the Payden & Rygel Investment Group Section
403(b)(7) Custodial Account established on behalf of the Employee.

(ii)  All such salary reduction contributions shall be forwarded by the Employer to:  Payden &
Rygel Investment Group, P.O. Box 419318, Kansas City, MO 64141-6318.

(iii)  This Salary Reduction Agreement will be effective only with respect to compensation not yet earned by the Employee, and not with respect to compensation already earned by the Employee, on the date this Salary Reduction Agreement is signed.  This Salary Reduction Agreement is binding and irrevocable with respect to compensation earned by the Employee while it is in effect.  The
Employer or the Employee may terminate this Salary Reduction Agreement at any time with respect to compensation not yet earned by the Employee at the date of termination, by giving written notice to the other party.  After termination of this Salary Reduction Agreement, the Employee may enter a new Salary Reduction Agreement with the Employer (with the same or a different salary reduction amount).  The Employee may modify the amount of salary reduction elected in (i) above at any time by entering into a new Salary Reduction Agreement with Employer specifying the new salary reduction amount.  Notwithstanding the preceding, the Employer may impose reasonable limits on the frequency with which the Employee may terminate, reinstate, or modify a Salary Reduction Agreement. Any termination, reinstatement or modification will relate only to compensation not yet earned and not to compensation already earned, by the Employee as of the effective date of such termination, reinstatement or modification.

(iv)  The Employee shall be solely responsible for determining that any salary reduction contributions pursuant to this Agreement do not exceed the exclusion allowance limitations of
Section 403(b)(2) of the Internal Revenue Code, the annual additions limitations of Section 415(c)
of the Internal Revenue Code, or the limits on elective deferrals of Section 402(g) of the Internal
Revenue Code.

=====================================================================================================
ACCEPTANCE:

-----------------------------------------------------------------------------------------------------
Employee Signature                                                                     Date

-----------------------------------------------------------------------------------------------------
Employer Authorized Signature                                    Title                 Date

=====================================================================================================
     PAYDEN & RYGEL INVESTMENT GROUP P.O. Box 419318, Kansas City, MO 64141-6318 o 1-800-5PAYDEN

CUSTODIAL ACCOUNT BENEFICIARY DESIGNATION FORM (OPTIONAL)
===============================================================================

INSTRUCTIONS: You may specify one or more persons to receive any benefits that may become payable on account of your death. If a primary beneficiary(ies) survives you, payment will be made to your primary beneficiary(ies); if not, payment will be made to your surviving secondary beneficiary(ies). If you are not survived by any primary or secondary beneficiary(ies), payment will be made to your surviving spouse or, if none, your estate. This form is not valid unless it is received by Investors Fiduciary Trust Company prior to your death. You may revoke this form and designate a different beneficiary by completing and filing another Beneficiary Designation Form.

--------------------------------------------------------------------------------
PRIMARY BENEFICIARY

I hereby designate as my primary beneficiary the person or persons listed below who survive me. If more than one person is listed, benefits shall be divided according to the percentage indicated. If no percentage is indicated, I intend that all of the persons listed below who survive me shall receive equal portions.

--------------------------------------------------------------------------------
NAME                                                          Relationship

--------------------------------------------------------------------------------
Social Security Number             Percentage                 Birth Date


--------------------------------------------------------------------------------
NAME                                                          Relationship

--------------------------------------------------------------------------------
Social Security Number             Percentage                 Birth Date

--------------------------------------------------------------------------------
SECONDARY BENEFICIARY(IES)

If no primary beneficiary survives me, I hereby designate as my beneficiary the person or persons listed below who survive me. If more than one person is listed, benefits shall be divided according to the percentage indicated. If no percentage is indicated, I intend that all of the persons listed who survive me shall receive equal portions.

Secondary Beneficiary(ies) (in the event your Primary Beneficiaries predecease you)

--------------------------------------------------------------------------------
NAME                                                         Relationship

--------------------------------------------------------------------------------
Social Security Number             Percentage                Birth Date



--------------------------------------------------------------------------------
NAME                                                         Relationship

--------------------------------------------------------------------------------
Social Security Number             Percentage                Birth Date

--------------------------------------------------------------------------------
SPOUSAL CONSENT

If your 403(b) plan is subject to ERISA (for example, if your employer is not a government unit or church and makes contributions) and if you do not specify your spouse as your sole beneficiary, your spouse must sign the consent portion of this form, in the presence of a notary or the Plan Administrator. In addition, this section should be reviewed if either the custodial account or the residence of the accountholder is located in a community or marital property state and you are married and you are designating a beneficiary other than your spouse. It is your responsibility to determine if this section applies. You may need to consult with legal counsel. Neither the Custodian or the Sponsor will be liable for any consequences of a failure of the participant to provide proper spousal consent.

I hereby consent to the designation of the beneficiary or beneficiaries listed above. I understand that by giving this consent, I am allowing the beneficiary(ies) listed above to be paid amounts which otherwise would be paid to me.

--------------------------------------------------------------------------------
Signed (Participant's Spouse)                                Date

--------------------------------------------------------------------------------
Witness                                                      Title

--------------------------------------------------------------------------------
SIGNATURE

--------------------------------------------------------------------------------
Signed (Participant)                                          Date

================================================================================
        PAYDEN & RYGEL INVESTMENT GROUP P.O. Box 419318, Kansas City, MO
                           64141-6318 o 1-800-5PAYDEN